UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE OF 1934

Date of Report (Date of Earliest Event Reported): October 6, 2005

TELEVIDEO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-11552	94-2383795
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS. Employer Identification No.)

2345 Harris Way, San Jose, California 95131
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (408) 954-8333

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Disposition of Assets

TeleVideo, Inc. (“TeleVideo”), a developer and manufacturer of thin client hardware and software, announced on October 7, 2005 that it had completed the previously announced divestment of its thin client business to Neoware Systems, Inc. (“Neoware”) (Nasdaq: NWRE).  Under the terms of an asset purchase agreement, TeleVideo sold its thin client business to Neoware, including intellectual property, customer lists, customer relationships, and goodwill.  The transaction was completed for $3.35 million in cash, $300,000 of which will be held in escrow for twelve months as security for TeleVideo's representations and warranties under the asset purchase agreement.  A copy of the asset purchase agreement is set forth on Exhibit 10.1 attached to this 8-K.  Neoware is not assuming any liabilities or acquiring inventory as a result of this transaction. TeleVideo customers now have access to Neoware’s broad range of thin client, software, and support options. Except in respect of the asset purchase agreement, there is no material relationship between TeleVideo or its affiliates and Neoware or its affiliates.

A copy of the press release dated October 7, 2005, announcing the closing of the transaction is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(b)   Pro Forma Financial Information

The pro forma financial information presented below is for illustrative purposes only and does not purport to project TeleVideo's results of operations for the current year or for any future period. The pro forma financial information is based upon, and should be read in connection with, the latest audited consolidated financial statements and the notes thereto set forth in TeleVideo's annual report on Form 10-K for the fiscal year ended October 31, 2004 and TeleVideo's interim results for the nine months ended July 31, 2005.

TELEVIDEO, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

For the Nine Months Ended July 31, 2005

(in thousands, except per share amounts)

	Historical	Thin Client Divestiture	Notes	Pro Forma
Net sales	$5,007	$(3,891)	2(a)	$1,116
Cost of sales	$3,896	$(2,805)	2(a)	$1,091
Gross profit	$1,111	$1,086		$2,197
Operating expenses:
Sales and marketing	$658	$(484)	2(b)	$174
Research and development	$212	$(156)	2(b)	$56
General and administration	$1,171	$(862)	2(b)	$309
Total operating expenses	$2,041	$(1,502)		$539
Loss from operations	$(930)	$(416)		$(1,346)
Other income, net
Gain on extinguishment of related party note payable	$100	$—	2(d)	$100
Impairment losses on investment in affiliate	$(22)	$—	2(d)	$(22)
Interest expenses, net	$(964)	$—	2(d)	$(964)
Other income, net	$24	$—		$24
Total, other income, net	$(862)	$—		$(862)
Net loss	$(1,792)	$(416)		$(1,376)

Net loss per share, basic and diluted	$(0.16)	$(0.04)		$(0.12)
Weighted-average shares outstanding	11,310	11,310		11,310

See notes to unaudited pro forma consolidated financial statements

TELEVIDEO, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

For the Year Ended October 31, 2004

(in thousands, except per share amounts)

	Historical	Thin Client Divestiture	Notes	Pro Forma
Net sales	$9,483	$(7,761)	2(a)	$1,722
Cost of sales	$7,498	$(6,193)	2(a)	$1,305
Gross profit	$1,985	$1,568		$417
Operating expenses:
Sales and marketing	$1,331	$(1,106)	2(b)	$225
Research and development	$567	$(471)	2(b)	$96
General and administration	$1,648	$(1,266)	2(b)	$382
Loss on impairment of goodwill	$3,358	$—		$3,358
Total operating expenses	$6,904	$(2,843)		$4,061
Loss from operations	$(4,919)	$(1,275)		$(3,644)
Other income, net
Impairment losses on investments in affiliates	$(164)	$—	2(d)	$(164)
Gain on sale of marketable securities	$203	$—	2(d)	$203
Gain from termination of sale-leaseback transaction property	$4,928	$—	2(d)	$4,928
Interest expenses, net	$(623)	$—	2(d)	$(623)
Reserve of loan receivable-related party	$(62)	$—	2(d)	$(62)
Rental income	$63	$—	2(d)	$63
Total other income, net	$4,445	$—		$4,445
Net loss	$(474)	$(1,275)		$801

Net loss per share, basic and diluted	$(0.04)	$(0.11)		$0.07
Weighted-average shares outstanding	11,310	11,310		11,310

See notes to unaudited pro forma consolidated financial statements

TELEVIDEO, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of July 31, 2005

(in thousands, except per share amounts)

	Historical	Thin Client Divestiture	Notes	Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$163	3,050	2(c)	3,213
Accounts receivable, net	805	0		805
Loan to related party	200	0		200
Inventories, net	1,068	0		1,068
Prepaids and other current assets	126	0		126
Total current assets	2,362	3,050		5,412
Property, plant and equipment, net	4,851	0		4,851
Mortgage escrow deposits	601			601
Investment in affiliate	0	0		0
Escrow from asset sale	0	300	2(c)	300
Total assets	$7,814	3,350		11,164

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$642	0		642
Accrued liabilities	1,371	0		1,371
Related party note payable	3,867	0		3,867
Mortgage loan payable - current	8,751	0		8,751
Total current liabilities	14,631	0		14,631
Mortgage loan payable, less current portion	0	0		0
Deferred gain on sale of assets	0	300	2(c)	300
Total liabilities	14,631	300		14,931

Stockholders’ deficit:
Common stock, $0.01 par value;	453			453
Authorized - 20,000,000 shares
Outstanding - 11,309,772 shares at July 31, 2005(net of 120,000 treasury shares)
Additional paid-in capital	95,735			95,735
Accumulated deficit	-103,005	3,350		-99655
Total stockholders’ deficit	-6,817	3,350		-3467
Total liabilities and stockholders’ deficit	$7,814	3,350		11,164

See notes to unaudited pro forma consolidated financial statements

Following the asset sale, TeleVideo will retain its terminal sales business, the ownership of the headquarters property, certain rights and obligations regarding the sale of thin client inventory and products to Neoware, and other assets not related to the thin client business as described in the TeleVideo's annual report on Form 10-K for the year ended October 31, 2004. TeleVideo has not prepared estimates of its revenue and expenses following the consummation of the asset sale.

TELEVIDEO, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED

FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited pro forma consolidated financial statements are based upon the Company’s historical consolidated financial statements for the fiscal year ended October 31, 2004 and the interim results for the nine months ended July 31, 2005.

NOTE 2 - PRO FORMA ADJUSTMENTS

The following pro forma adjustments are reflected in the accompanying unaudited pro forma consolidated financial statements:

(a) To eliminate the Company’s thin client operations from historical operating results.

(b) The pro forma operating expenses for each period were based on the proportion of the thin client business’s Cost of Sales as compared to the Company’s Total Cost of Sales. Other adjustments were made to reflect the fact that a portion of the CEO’s time and related expenses is spent on non-operating business and should not be allocated to the thin client business.

(c) The estimated change in cash resulting from the disposition of the thin client business does not reflect any deduction for income taxes, based on the Company’s accrued net operating losses.

(d) Other income (expense), net (i.e., non-operating items) have not been allocated to the operations of the thin client business.

(c)   Exhibits

Exhibit Number	Description

10.1	Amended and Restated Asset Purchase Agreement, dated as of October 5, 2005, by and between Televideo, Inc. and Neoware Systems, Inc.

99.1

Press release dated October 7, 2005, announcing that TeleVideo, Inc. and Neoware Systems have completed the previously announced transaction whereby Neoware will acquire the assets relating to TeleVideo’s thin client business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEVIDEO, INC.

	By:	/s/ K. Philip Hwang
Date: October 13, 2005		K. Philip Hwang Chairman of the Board and Chief Executive Officer

EXHIBITS INDEX

Exhibit Number	Description

10.1	Amended and Restated Asset Purchase Agreement, dated as of October 5, 2005, by and between Televideo, Inc. and Neoware Systems, Inc.

99.1

Press release dated October 7, 2005, announcing that TeleVideo, Inc. and Neoware Systems have completed the previously announced transaction whereby Neoware will acquire the assets relating to TeleVideo’s thin client business.